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Scudder Multi-Market Income Trust

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Multi-Market Income Trust	XKMMX	81118Q101

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary May 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	6.62%	9.08%	4.63%	4.95%	7.16%
Based on Market Price	2.72%	1.58%	8.42%	5.81%	7.33%

Net Asset Value and Market Price
	As of 5/31/02	As of 11/30/01
Net Asset Value	$ 8.13	$ 8.04
Market Price	$ 8.30	$ 8.52

Distribution Information
Six Months: Income Dividends	$ .44
May Income Dividend	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value)+	9.96%
Current Annualized Distribution Rate (based on Market Price)+	9.76%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read the fund's prospectus for specific details regarding its investments and risk profile.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Multi-Market Income Trust, discusses market conditions and the management team's investment strategy during the six-month period ended May 31, 2002.

Q: How did Scudder Multi-Market Income Trust perform over the six months ended May 31, 2002?

A: Over the six-month period ended May 31, 2002, Scudder Multi-Market Income Trust returned 2.72 percent on a market price basis, while it posted a 6.62 percent return based on net asset value. This compares with a 1.40 percent return for its typical peer in the Lipper General Bond Funds category (based on net asset value) during the period.

Q: How did the fixed-income environment affect the trust over the past six months?

A: The fixed-income environment was quite favorable for the trust during the period. Three particular aspects produced the positive performance: (1) an improving high-yield environment, (2) strong emerging markets and (3) weak performance from U.S. Treasury bonds.

The trust held a significant amount of high-yield securities during the period - close to 50 percent of net assets. Prices of high-yield securities were already low prior to the September 11 attacks because of a weakening economy, and they declined further following that event. Since then, they have recovered significantly as the economy, which appears to have reached a trough in the fourth quarter, has been recovering steadily, if slowly. While certain industries have struggled in the high-yield sector, in general, the performance of below-investment-grade securities has been particularly strong.

Emerging markets had a strong six months as well, even outperforming high yield. The trust's exposure to this sector was greater than 40 percent of net assets during the past six months. Generally improving economic fundamentals, coupled with global economic stabilization and increasing oil prices, bolstered emerging markets debt performance over that time. The technical environment, in which there was little supply to meet the increasing demand for higher-income securities, also strengthened emerging-markets performance.

While evidence of recovery was beneficial for low-quality credits, interest rates also rose in response. The yield curve steepened as market participants began to price in the expectation that the Federal Reserve Board would begin a tightening monetary policy sometime later in 2002. While the need for the Fed to begin raising short-term rates still seems some time away, the curve clearly indicates that the next move will be a shift away from the current accommodative stance. The trust held the majority of its U.S. interest-rate-sensitive debt in mortgages, which outperformed Treasuries in the face of rising yields.

Q: How has improving global growth affected your strategy?

A: The largest impact of renewed growth has been to make us more cautious about interest rate risk in the portfolio. We feel that there is a potential for Fed tightening late in the year which leads us to hold mortgages rather than Treasuries for U.S. interest rate exposure. While we also see moderate recovery in Europe, the less-accommodative stance of the European Central Bank means we are less concerned about the degree of potential monetary tightening there. And while Japan's economy remains exceedingly weak, the low absolute yields combined with high outstanding debt levels keep us cautious toward that country.

Secondarily, improving global growth has led us to be more cautious about increasing high-yield exposure. High-yield bonds responded positively to initial indications of recovery; however, the market has gotten ahead of the business cycle, and we believe significant further economic improvement will be required for the sector to rally appreciably. The potential for income led us to maintain our current exposure, but the likelihood of limited further returns prevents us from taking a more aggressive allocation.

Q: What is your outlook and strategy going forward?

A: As noted, our outlook is cautious for the high-yield sector. Current weakness in U.S. equities and uncertainty about the pace of economic recovery both lead us to be watching developments in the sector closely. The backdrop of accounting scandals increases this concern. The U.S. dollar is also much in our sights. Overseas investors also see equity weakness, accounting headlines and the meager recovery in the United States, making them less enamored of U.S. capital markets. This has slowed capital flows into the U.S. dollar. Should this trend continue, and further economic growth become apparent elsewhere around the globe, U.S. bond markets could see further yield increases as well as spread widening.

Emerging markets have performed very well recently. Because of that strong run, we could reduce the risk in anticipation of a market pullback. Our attitude toward emerging markets is similar to that toward high yield, in that we would likely maintain a relatively consistent exposure to the sector for the purposes of generating attractive income, and we would consider moving to higher-quality credits in an effort to protect the trust from a potential market pullback.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Portfolio Composition	5/31/02	11/30/01

Foreign Bonds - U.S.$ Denominated	45%	40%
Corporate Bonds	39%	51%
U.S. Government Agency Pass Thrus	4%	5%
Foreign Bonds - Non-U.S.$ Denominated	4%	4%
Cash and Equivalents	3%	-
Other	5%	-
	100%	100%

Quality	5/31/02	11/30/01

AAA	4%	8%
BBB	18%	7%
BB	18%	23%
B	57%	52%
Other	3%	10%
	100%	100%

Interest Rate Sensitivity	5/31/02	11/30/01

Average Maturity	8.9 years	8.6 years
Duration	5.2 years	4.9 years

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Principal Amount ($) (b)	Value ($)
Corporate Bonds 46.9%
Communications 7.4%
Adelphia Communications Corp.:
7.75%, 1/15/2009	190,000	136,800
7.875%, 5/1/2009	90,000	64,350
10.25%, 6/15/2011	385,000	281,034
Airgate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	2,000,000	1,240,000
Alamosa Holdings, Inc.:
Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	100,000	46,000
Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	200,000	92,000
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	570,000	68,400
American Tower Corp., 9.375%, 2/1/2009	620,000	427,800
Avaya, Inc., 11.125%, 4/1/2009	220,000	217,800
Celcaribe SA, Step-up Coupon, 14.5%, 3/15/2004	300,000	231,000
Century Communications Corp.:
8.875%, 1/15/2007	50,000	35,000
Series B, Zero Coupon, 1/15/2008	80,000	31,200
8.375%, 11/15/2017*	60,000	42,000
8.75%, 10/1/2007	295,000	206,500
9.5%, 3/1/2005	50,000	35,500
Crown Castle International Corp., Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	460,000	391,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	460,000	446,200
ICG Holdings, Inc., 9.125%, 9/15/2005*	1,285,000	51,400
Impsat Corp., 12.375%, 6/15/2008*	440,000	13,200
iPCS, Inc., Step-up Coupon, 0% to 07/15/2005, 14.0% to 7/15/2010	50,000	26,500
Level 3 Communications, Inc., 11.0%, 3/15/2008	1,285,000	623,225
MGC Communications, Inc., 13.0%, 10/1/2004*	1,420,000	568,000
Nextel Communications, Inc., Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	1,125,000	765,000
Nextlink Communications, Inc.: 12.5%, 4/15/2006*	150,000	13,875
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	500,000	30,000
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	240,000	16,800
Price Communications Wireless, 9.125%, 12/15/2006	440,000	459,800
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	565,000	428,331
7.25%, 2/15/2011	290,000	221,179
Qwest Corp., 5.625%, 11/15/2008	120,000	101,400
SBA Communications Corp.: 10.25%, 2/1/2009	2,500,000	1,762,500
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	700,000	448,000
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	640,000	236,800
Sprint Capital Corp., 8.375%, 3/15/2012	470,000	463,916
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	72,000	64,080
Tritel PCS, Inc.:
10.375%, 1/15/2011	643,000	694,440
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	292,000	258,420
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	895,000	754,038
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	50,000	48,750
US Unwired, Inc., Series B, Step-up Coupon, 0% to 11/1/2004, 13.375% to 11/1/2009	50,000	30,000
WorldCom, Inc.:
6.95%, 8/15/2028	50,000	19,250
7.35%, 1/15/2003	210,000	184,800
		12,276,288
Construction 1.0%
Dimac Corp., 12.5%, 10/1/2008*	1,030,000	10,300
Georgia-Pacific Corp., 8.125%, 5/15/2011	205,000	200,828
Hovnanian Enterprises, Inc., 9.125%, 5/1/2009	100,000	103,125
Schuler Homes, Inc., 10.5%, 7/15/2011	300,000	326,250
Standard Pacific Corp., 8.5%, 4/1/2009	80,000	81,400
Terex Corp., 8.875%, 4/1/2008	330,000	339,900
Toll Corp.: 7.75%, 9/15/2007	80,000	79,200
8.125%, 2/1/2009	100,000	101,250
8.75%, 11/15/2006	50,000	51,438
WCI Communities, Inc.: 9.125%, 5/1/2012	150,000	154,500
10.625%, 2/15/2011	190,000	204,250
		1,652,441
Consumer Discretionary 10.8%
Advantica Restaurant Co., 11.25%, 1/15/2008	193,638	151,038
AFC Enterprises, Inc., 10.25%, 5/15/2007	820,000	864,075
Ameristar Casino, Inc., 10.75%, 2/15/2009	530,000	583,000
Avondale Mills, Inc., 10.25%, 5/1/2006	2,130,000	2,023,500
Boca Resorts, Inc., 9.875%, 4/15/2009	1,040,000	1,068,600
DIMON, Inc., Series B, 9.625%, 10/15/2011	160,000	169,600
Eldorado Resorts LLC, 10.5%, 8/15/2006	540,000	523,125
Finlay Enterprises, Inc., 9.0%, 5/1/2008	90,000	86,400
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	100,000	97,250
Guitar Center Management, 11.0%, 7/1/2006	2,280,000	2,345,550
Herbst Gaming, Inc., 10.75%, 9/1/2008	90,000	96,300
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,442,000	1,476,248
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	900,000	873,000
Horseshoe Gaming LLC, 9.375%, 6/15/2007	120,000	125,724
Imperial Home Decor Group, Inc., Series B, 11%, 3/15/2008*	150,000	150
International Game Technology, 8.375%, 5/15/2009	90,000	95,063
Krystal, Inc., 10.25%, 10/1/2007	1,150,000	885,500
MGM Mirage, Inc.:
8.5%, 9/15/2010	820,000	875,353
9.75%, 6/1/2007	620,000	667,275
Mohegan Tribal Gaming Authority:
8.375%, 7/1/2011	380,000	389,500
8.75%, 1/1/2009	350,000	364,438
National Vision, Inc., 12.0%, 3/30/2009	1,581,667	1,249,517
Park Place Entertainment, Inc., 9.375%, 2/15/2007	530,000	557,825
Perkins Finance LP, 10.125%, 12/15/2007	170,000	170,213
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	381,879	355,147
Russell Corp., 9.25%, 5/1/2010	275,000	288,750
Sealy Mattress Co., Series B, Step-Up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	890,000	901,125
Station Casinos, Inc., 9.75%, 4/15/2007	190,000	197,505
Venetian Casino Resort LLC, 11.0%, 6/15/2010	385,000	398,956
		17,879,727
Consumer Staples 0.8%
Doane Pet Care Co., 9.75%, 5/15/2007	195,000	173,306
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,085,000	1,085
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	155,000	159,263
Fleming Companies, Inc., 10.125%, 4/1/2008	360,000	381,600
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	510,000	530,400
		1,245,654
Durables 2.0%
Asbury Automotive Group, 9.0%, 6/15/2012	100,000	100,000
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	310,000	285,200
Fairchild Corp., 10.75%, 4/15/2009	160,000	96,400
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	160,000	152,788
Sonic Automotive, Inc., 11.0%, 8/1/2008	230,000	244,950
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	30,000	30,450
10.75%, 4/15/2008	2,200,000	2,425,500
		3,335,288
Energy 3.1%
Allegheny Energy Supply, 8.25%, 4/15/2012	135,000	140,959
Avista Corp., 9.75%, 6/1/2008	160,000	174,089
Continental Resources, Inc., 10.25%, 8/1/2008	310,000	279,000
Edison Mission Energy, 7.73%, 6/15/2009	75,000	70,125
Key Energy Services, Inc., 14.0%, 1/15/2009	103,000	118,450
Mariner Energy, Inc., 10.5%, 8/1/2006	240,000	227,700
Nuevo Energy Co., 9.375%, 10/1/2010	120,000	121,200
Parker Drilling Co., Series AI, 10.125%, 11/15/2009	300,000	318,000
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	90,000	27,788
Petro Stopping Centers, 10.5%, 2/1/2007	2,320,000	2,238,800
Pioneer Natural Resource, 7.5%, 4/15/2012	90,000	90,342
Pride International, Inc., 10.0%, 6/1/2009	400,000	432,000
Stone Energy Corp., 8.75%, 9/15/2007	260,000	267,800
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	200,000	186,000
Transocean, Inc., 9.5%, 12/15/2008	60,000	70,743
Westport Resources Corp., 8.25%, 11/1/2011	340,000	350,200
		5,113,196
Financial 0.2%
CIT Group, Inc., 7.375%, 4/2/2007	85,000	86,957
Corrections Corp. of America, 9.875%, 5/1/2009	160,000	165,600
FRD Acquisition, Series B, 12.5%, 7/15/2004*	80,000	9,900
Vicap SA, 11.375%, 5/15/2007	50,000	49,000
		311,457
Health 0.7%
Dade International, Inc., Series B, 11.125%, 5/1/2006*	190,000	197,838
Healthsouth Corp.:
7.0%, 6/15/2008	300,000	291,000
7.625%, 6/1/2012	260,000	260,374
Magellan Health Services, Inc., 9.0%, 2/15/2008	390,000	302,250
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	2,950,000	14,750
Res-Care, Inc., 10.625%, 11/15/2008	85,000	80,006
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	70,000	70,875
		1,217,093
Manufacturing 10.1%
Atlantis Group, Inc., 11.0%, 2/15/2003	190,000	188,100
Berry Plastics Corp., 12.25%, 4/15/2004	150,000	151,125
BPC Holdings Corp., 12.5%, 6/15/2006	675,953	713,130
Congoleum Corp., 8.625%, 8/1/2008	1,290,000	1,044,900
Day International Group, Inc., 11.125%, 6/1/2005	490,000	495,513
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	345,000	286,350
Equistar Chemicals LP:
8.75%, 2/15/2009	720,000	668,792
10.125%, 9/1/2008	550,000	540,375
Ferro Corp., 9.125%, 1/1/2009	95,000	100,908
Flowserve Corp., 12.25%, 8/15/2010	149,000	168,370
Foamex LP, 13.5%, 8/15/2005	250,000	257,500
Fonda Group, 9.5%, 3/1/2007	1,380,000	1,173,000
Fort James Corp., 6.875%, 9/15/2007	215,000	207,071
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	100,000	500
Grove Investors, Inc., 14.5%, 5/2/2010*	229,720	0
GS Technologies:
12%, 9/1/2004*	81,412	11,805
12.25%, 10/1/2005*	1,610,000	72,450
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	360,000	273,600
ISP Chemco, Inc., Series B, 10.25%, 7/11/2011	1,750,000	1,857,188
Knoll, Inc., 10.875%, 3/15/2006	114,000	114,143
Louisiana Pacific Corp., 10.875%, 11/15/2008	185,000	205,813
Lyondell Chemical Co., 9.5%, 12/15/2008	445,000	429,425
Millennium America, Inc.:
7.0%, 11/15/2006	120,000	114,000
9.25%, 6/15/2008	540,000	558,900
Motors and Gears, Inc., 10.75%, 11/15/2006	210,000	200,550
Navistar International Corp., 9.375%, 6/1/2006	220,000	230,450
Plainwell, Inc., Series B, 11%, 3/1/2008*	335,000	3,350
Plastipak Holdings Inc, 10.75%, 9/1/2011	450,000	492,750
Resolution Performance Products LLC, 13.5%, 11/15/2010	55,000	61,875
Riverwood International Corp., 10.875%, 4/1/2008	1,200,000	1,248,000
Samsonite Corp., 10.75%, 6/15/2008	210,000	178,500
Stone Container Corp., 9.75%, 2/1/2011	650,000	696,313
Terex Corp.: 8.875%, 4/1/2008	100,000	103,000
Series B, 10.375%, 4/1/2011	1,490,000	1,631,550
Terra Capital, Inc., 12.875%, 10/15/2008	970,000	999,100
Terra Industries, Inc., 10.5%, 6/15/2005	80,000	71,200
Texas Petrochemicals Corp., 11.125%, 7/1/2006	450,000	369,563
U.S. Can Corp., Series B, 12.375%, 10/1/2010	100,000	87,250
Xerox Corp.:
5.5%, 11/15/2003	205,000	189,625
9.75%, 1/15/2009	500,000	461,875
		16,657,909
Media 6.3%
American Lawyer Media, Inc., 9.75%, 12/15/2007	160,000	116,600
Avalon Cable Holding Finance, Step-up Coupon, 0% to 12/1/2003, 11.875% to 12/1/2008	440,000	360,800
Charter Communications Holdings LLC: 8.25%, 4/1/2007	50,000	43,250
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	140,000	90,300
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	5,160,000	2,799,300
CSC Holdings, Inc.:
Series B, 7.625%, 4/1/2011	60,000	56,246
10.5%, 5/15/2016	340,000	345,100
EchoStar DBS Corp.:
9.25%, 2/1/2006	430,000	432,150
9.375%, 2/1/2009	480,000	487,200
Frontiervision LP, 11.0%, 10/15/2006	240,000	217,200
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	775,000	473,200
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	340,000	299,200
Nextmedia Operating, Inc., 10.75%, 7/1/2011	300,000	317,625
NTL, Inc., Series B, 11.5%, 2/1/2006*	1,430,000	486,200
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	730,000	609,550
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	220,000	224,675
TeleWest Communications PLC, 11%, 10/1/2007	515,000	231,750
Transwestern Publishing: Series F, 9.625%, 11/15/2007	1,540,000	1,617,000
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	1,160,000	1,160,000
		10,367,346
Metals and Minerals 0.5%
Metals USA, Inc., 8.625%, 2/15/2008*	175,000	60,813
MMI Products, Inc., 11.25%, 4/15/2007	650,000	663,000
Oregon Steel Mills, Inc., 11.0%, 6/15/2003	80,000	79,800
Republic Technologies International LLC, 13.75%, 7/15/2009*	730,000	47,450
		851,063
Service Industries 2.9%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	635,000	620,713
Series B, 10.0%, 8/1/2009	30,000	30,300
Avis Group Holdings, Inc., 11.0%, 5/1/2009	960,000	1,065,600
Coinmach Corp., 9.0%, 2/1/2010	1,505,000	1,563,319
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	680,000	680,850
La Petite Academy, Inc., 10.0%, 5/15/2008	840,000	428,400
Service Corp. International, 6.0%, 12/15/2005	355,000	329,263
		4,718,445
Technology 0.2%
Solectron Corp., 9.625%, 2/15/2009	245,000	249,288
Utilities 0.9%
Calpine Corp.:
7.875%, 4/1/2008	110,000	91,300
8.5%, 5/1/2008	880,000	721,600
CMS Energy Corp.:
7.5%, 1/15/2009	155,000	144,150
8.5%, 4/15/2011	160,000	153,600
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	130,000	135,525
Western Resources, Inc.:
7.875%, 5/1/2007	200,000	202,758
9.75%, 5/1/2007	120,000	118,050
		1,566,983
Total Corporate Bonds (Cost $91,737,787)		77,442,178

Foreign Bonds - U.S.$ Denominated 53.8%
Banco Nacional de Desenvolvimiento Economico e Social, Floating Rate Bond, 12.262%, 6/16/2008	4,250,000	3,867,500
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	62,903	23,903
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	1,180,000	1,094,450
Dimond Cable Communications PLC, 10.75%, 2/15/2007*	525,000	165,375
Dolphin Telecom PLC, Series B, Step-up Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	500,000	50
Euramax International PLC, 11.25%, 10/1/2006	1,325,000	1,321,688
Fage Dairy Industry SA, 9.0%, 2/1/2007	30,000	28,800
Federative Republic of Brazil:
10.125%, 5/15/2027	2,500,000	1,737,500
11.625%, 4/15/2004	2,625,000	2,565,938
Eligible Interest, Floating Rate Bond, LIBOR plus ..8125%, 3.0625%, 4/15/2006	1,760,000	1,504,800
New Money Bond, Floating Rate Bond, LIBOR plus ..875%, 3.125%, 4/15/2009	2,676,471	2,047,500
Federative Republic of Brazil C Bond, 8%, 4/15/2014	5,996,967	4,501,473
Global Crossing Holdings Ltd., 9.125%, 11/15/2006*	40,000	600
Global Telesystems, Inc.:
11.5%, 12/15/2007*	550,000	2,063
10.875%, 6/15/2008*	200,000	750
Government of Jamaica:
10.875%, 6/10/2005	1,000,000	1,075,000
11.625%, 1/15/2022	3,500,000	3,867,500
Grupo Iusacell SA de CV, 14.25%, 12/1/2006	415,000	396,325
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	230,000	232,300
Innova S de R.L., 12.875%, 4/1/2007	195,000	185,738
Kingdom of Morocco, Restructuring and Consolidation Agreement, Trench A, Floating Rate Bond, LIBOR plus .8125%, 2.75%, 1/5/2009	2,356,004	2,173,414
MetroNet Communications Corp.:
12.0%, 8/15/2007	150,000	18,000
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	460,000	46,000
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	190,000	19,000
Millicom International Cellular, 13.5%, 6/1/2006	405,000	226,800
Petroleos Mexicanos SA, 9.5%, 9/15/2027	2,500,000	2,731,250
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	345,000	229,425
Philippine Long Distance Telephone, 11.375%, 5/15/2012	80,000	83,200
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	2,010,000	2,030,100
PTC International Finance II, 11.25%, 12/1/2009	100,000	106,000
Republic of Bulgaria:
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 2.8125%, 7/28/2012	1,650,000	1,530,375
Interest Arrears, Floating Rate Bond, LIBOR plus ..8125%, 2.8125%, 7/28/2011	7,840,000	7,134,400
Republic of Columbia:
8.625%, 4/1/2008	4,000,000	3,800,000
9.75%, 4/23/2009	800,000	790,000
Republic of Ecuador, Step-up Coupon, 5%, 8/15/2030	6,000,000	3,090,000
Republic of Panama, 8.875%, 9/30/2027	3,750,000	3,571,875
Republic of Peru:
Floating Rate Interest Reduction Bond, 4%, 3/7/2017	4,000,000	2,855,000
Past Due Interest, Floating Rate Bond, 4.5%, 3/7/2017	1,237,500	957,516
Republic of the Philippines:
9.5%, 10/21/2024	1,500,000	1,627,500
10.625%, 3/16/2025	2,500,000	2,737,500
Republic of South Africa, 9.125%, 5/19/2009	750,000	843,750
Rogers Cantel, Inc., 9.75%, 6/1/2016	100,000	81,500
Russian Federation:
10.0%, 6/26/2007	7,200,000	7,722,000
11.75%, 6/10/2003	900,000	958,500
Russian Ministry of Finance, 3.0%, 5/14/2008	1,500,000	1,050,000
Stagecoach Holdings PLC, 8.625%, 11/15/2009	320,000	304,841
Star Choice Communications, Inc., 13.0%, 12/15/2005	275,000	291,844
Stone Container Corp., 11.5%, 8/15/2006	195,000	210,600
TFM SA de CV, 10.25%, 6/15/2007	1,965,000	1,847,100
Tyco International Group SA:
5.8%, 8/1/2006	65,000	57,598
6.125%, 11/1/2008	75,000	65,582
6.125%, 1/15/2009	55,000	48,104
United Mexican States:
9.875%, 1/15/2007	1,930,000	2,208,885
9.875%, 2/1/2010	2,250,000	2,587,500
10.375%, 2/17/2009	1,550,000	1,811,950
11.375%, 9/15/2016	4,700,000	5,969,000
11.5%, 5/15/2026	1,750,000	2,293,375
Series A, Value Recovery Rights*	1,000	3
Versatel Telecom NV, 13.25%, 5/15/2008*	230,000	75,900
Total Foreign Bonds - U.S.$ Denominated (Cost $85,786,355)		88,804,640
Foreign Bonds - Non-U.S.$ Denominated 4.2%
Bundes Republic of Deutschland, 6.0%, 1/4/2007	EUR 7,158,086	6,994,431
Total Foreign Bonds - Non-U.S.$ Denominated (Cost $9,477,945)		6,994,431

U.S. Government Agency Pass Thrus 4.6%
Federal Home Loan Mortgage Corp., 6.5%, 8/1/2023	3,276,785	3,354,183
Government National Mortgage Association:
6.5% with various maturities until 5/15/2024	3,839,077	3,936,290
8.0% with various maturities until 11/15/2024	305,412	328,224
Total U.S. Government Agency Pass Thrus (Cost $7,082,812)		7,618,697

	Shares	Value ($)
Common Stocks 0.1%
AMF Bowling Worldwide, Inc.*	2,059	57,961
Call-Net Enterprises, Inc. "B"*	3,022	2,236
Capital Pacific Holdings, Inc.*	1,185	5,036
Grove Investors, Inc.*	1,777	6,397
ICG Communications, Inc.*	1,056	13
Mediq, Inc.*	184	799
Metal Management, Inc.*	21,084	82,228
National Vision, Inc.*	66,599	73,259
Song Networks Holdings AB (ADR)*	8,806	2,202
Total Common Stocks (Cost $1,522,671)		230,131

Warrants 0.1%
American Banknote Corp.*	330	0
AMF Bowling Worldwide, Inc.*	4,735	34,329
AMF Bowling Worldwide, Inc., Series A*	4,846	43,614
DeCrane Aircraft Holdings, Inc.*	350	4
Econophone, Inc.*	370	4
Empire Gas Corp.*	552	552
Grove Investors, Inc.*	494	9,287
Grove Investors, Inc.*	494	9,287
KMC Telecom Holdings, Inc.*	650	7
McLeodUSA, Inc.*	917	275
Ono Finance PLC*	140	18
Republic Technologies International LLC*	730	7
Stage Stores, Inc.*	6,575	119,336
Waxman Industries, Inc.*	12,154	122
Total Warrants (Cost $839,485)		216,842

Preferred Stocks 0.4%
Dobson Communications Corp. (PIK)	322	225,089
Sinclair Capital	3,600	373,500
Total Preferred Stocks (Cost $676,849)		598,589

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.	414	2,174
World Access, Inc. "D"	215	10,543
Total Convertible Preferred Stocks (Cost $398,944)		12,717

Other 4.7%
Riverside Loan Trust II, 3.68%, 7/16/2008 (c)	10,000,000	7,731,340
SpinCycle, Inc.*	13,881 (d)	33,919
SpinCycle, Inc. "F"*	97 (d)	5
Total Other (Cost $10,033,927)		7,765,264

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.86%** (Cost $6,009,529)	6,009,529	6,009,529

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $213,566,304) (a)	118.4	195,693,018
Other Assets and Liabilities, Net	-18.4	(30,454,027)
Net Assets	100.0	165,238,991

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on payment of principal or interest or has filed for bankruptcy.
** Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $214,073,711. At May 31, 2002, net unrealized depreciation for all securities based on tax cost was $18,380,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,312,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,693,269.
(b) Principal amount stated in U.S. dollars unless otherwise noted.
(c) The Riverside Loan Trust II portfolio is also managed by Deutsche Asset Management Americas Inc. The Riverside Loan Trust II does not pay Deutsche Asset Management Americas Inc. a management fee for the Fund's investment in the Trust.
(d) Represents number of units.
Currency Abbreviation
EUR	Euro

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $213,566,304)	$ 195,693,018
Receivable for investments sold	2,659,313
Dividends receivable	10,463
Interest receivable	4,121,113
Other assets	140,198
Total assets	202,624,105
Liabilities
Due to custodian bank	152,991
Payable for investments purchased	1,955,302
Notes payable	35,000,000
Unrealized depreciation on forward currency exchange contracts	66,696
Accrued management fee	120,654
Other accrued expenses and payables	89,471
Total liabilities	37,385,114
Net assets, at value	$ 165,238,991
Net Assets
Net assets consist of: Undistributed net investment income	687,165
Net unrealized appreciation (depreciation) on: Investments	(17,873,286)
Foreign currency related transactions	(58,757)
Accumulated net realized gain (loss)	(40,406,040)
Paid-in capital	222,889,909
Net assets, at value	$ 165,238,991
Net Asset Value
Net Asset Value per share ($165,238,991 / 20,328,327 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 36,804
Interest	9,929,641
Total Income	9,966,445
Expenses: Management fee	695,609
Services to shareholders	22,503
Custodian fees	10,915
Auditing	21,917
Legal	5,811
Trustees' fees and expenses	10,930
Reports to shareholders	78,167
Interest expense	431,272
Other	16,369
Total expenses, before expense reductions	1,293,493
Expense reductions	(961)
Total expenses, after expense reductions	1,292,532
Net investment income	8,673,913
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,099,083)
Foreign currency related transactions	(55,949)
(7,155,032)
Net unrealized appreciation (depreciation) during the period on: Investments	9,209,594
Foreign currency related transactions	(47,635)
9,161,959
Net gain (loss) on investment transactions	2,006,927
Net increase (decrease) in net assets resulting from operations	$ 10,680,840

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income	$ 8,673,913	$ 17,934,823
Net realized gain (loss) on investment transactions	(7,155,032)	(13,517,223)
Net unrealized appreciation (depreciation) during the period on investment transactions	9,161,959	12,348,358
Net increase (decrease) in net assets resulting from operations	10,680,840	16,765,958
Distributions to shareholders from net investment income	(8,825,108)	(21,636,800)
Fund share transactions: Reinvestment of distributions	572,335	1,455,642
Net Increase (decrease) in net assets from fund share transactions	572,335	1,455,642
Increase (decrease) in net assets	2,428,067	(3,415,200)
Net assets at beginning of period	162,810,924	166,226,124
Net assets at end of period (including undistributed net investment income of $687,165 and $838,360, respectively)	$ 165,238,991	$ 162,810,924
Other Information
Shares outstanding at beginning of period	20,258,342	20,090,612
Shares issued to shareholders in reinvestment of distributions	69,985	167,730
Net increase in Fund shares	69,985	167,730
Shares outstanding at end of period	20,328,327	20,258,342

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2002 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 7,764,616
Payment of expenses	(2,089,944)
Proceeds from sales and maturities of investments	38,544,699
Purchases of investments	(35,643,223)
Net maturities of short-term investments	(5,486,366)
Cash provided by operating activities	3,089,782
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	5,000,000
Distributions paid (net of reinvestment of dividends)	(8,252,773)
Cash provided by financing activities	(3,252,773)
Increase (decrease) in cash	(162,991)
Cash at beginning of period	10,000
Cash at end of period	$ (152,991)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 10,680,840
Net (increase) decrease in cost of investments	3,335,547
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(9,209,594)
(Increase) decrease in dividends and interest receivable	207,360
(Increase) decrease in receivable for investments sold	(2,659,313)
Increase (decrease) in payable for investments purchases	1,476,379
(Increase) decrease in other assets	(140,198)
Increase (decrease) in unrealized appreciation/depreciation on forward currency contracts	55,975
Increase (decrease) in interest payable	(628,928)
Increase (decrease) in other accrued expenses and payables	(28,286)
Cash provided by operating activities	3,089,782

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.04	$ 8.27	$ 9.72	$ 10.42	$ 10.83	$ 10.97
Income (loss) from investment operations:
Net investment income	.43[b]	.89[b]	1.01[b]	1.02[b]	.88	.82
Net realized and unrealized gain (loss) on investment transactions	.10	(.05)	(1.43)	(.86)	(.48)	(.07)
Total from investment operations	.53	.84	(.42)	.16	.40	.75
Less distributions from: Net investment income	(.44)	(1.07)	(1.03)	(.86)	(.81)	(.89)
Net asset value, end of period	$ 8.13	$ 8.04	$ 8.27	$ 9.72	$ 10.42	$ 10.83
Market value, end of period	$ 8.30	$ 8.52	$ 8.06	$ 8.31	$ 9.25	$ 10.63
Total Return
Based on net asset value (%)[c]	6.62**	10.21	(3.86)	2.48	3.77	7.20
Based on market value (%)[c]	2.72**	19.80	9.60	(1.27)	(5.46)	8.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	163	166	195	209	218
Ratio of expenses excluding interest expense (%)	1.05*	1.04	1.03	1.09	.98	1.01
Ratio of expenses before expense reductions (%)	1.57*	2.08	2.20	1.65	.98	1.01
Ratio of expenses after expense reductions (%)	1.57*	2.08	2.19	1.65	.98	1.01
Ratio of net investment income (%)	10.56*	10.80	10.90	10.16	8.25	7.61
Portfolio turnover rate (%)	39*	31	26	51	118	304
Total debt outstanding end of period ($ thousands)	35,000	30,000	30,000	30,000	-	-
Asset coverage per $1,000 of debt	5,714	6,427	6,541	7,510	-	-
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.
[d] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended May 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.69% to 10.56%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $31,402,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($1,987,000), November 30, 2003 ($5,253,000), November 30, 2006 ($746,000), November 30, 2007 ($2,251,000), November 30, 2008 ($7,175,000) and November 30, 2009 ($13,990,000), the expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2002. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Other Considerations. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $37,119,602 and $40,846,897, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $22,503, of which $10,801 is unpaid at May 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002, totaled $33,951 and are reflected as interest income on the statement of operations.

D. Borrowings

The notes payable represents a loan of $35,000,000 from Barton Capital Corporation at May 31, 2002. The note bears interest at the commercial paper rate plus dealer fees (1.8604% at May 31, 2002) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until May 28, 2005.

Prior to May 31, 2002, the Fund was party to a credit facility with Bank of America and State Street Bank and Trust Company, the amount of which was not to exceed $70,000,000 at any one time. Loans under this facility bore interest at the 5 month LIBOR plus 0.45% which was payable at maturity.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2002 was approximately $30,905,000 with a weighted average interest rate of 2.49%.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2002, the Fund's custodian and transfer agent fees were reduced by $961 and $0, respectively, under these arrangements.

F. Forward Foreign Currency Commitments

As of May 31, 2002, the Fund had entered into the following forward currency exchange contracts:

Contracts to Deliver	In Exchange for	Settlement Date	Net Unrealized Depreciation
EUR 2,500,000	US$ 2,257,500	8/13/2002	(66,696)

Currency Abbreviation
EUR	Euro

G. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $387,567 reduction in cost of securities and a corresponding $387,567 increase in net unrealized appreciation, based on securities held by Scudder Multi-Market Income Trust on December 1, 2001.

The effect of this change for the six months ended May 31, 2002 was to decrease net investment income by $111,920, increase net unrealized appreciation by $44,248, increase net realized gains by $67,672. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. (``UMB'') as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (``Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distribution.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-7194
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not held in shareholder's name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank ("UMB") will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Multi-Market Income Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
John W. Ballantine	18,323,070	229,127
Lewis A. Burnham	18,304,060	248,137
Mark S. Casady	18,320,639	231,558
Linda C. Coughlin	18,307,037	245,160
Donald L. Dunaway	18,320,865	231,332
James R. Edgar	18,298,720	253,477
Robert B. Hoffman	18,313,290	238,907
Shirley D. Peterson	18,307,112	245,085
Fred B. Renwick	18,295,643	256,554
William P. Sommers	18,303,308	248,889
William F. Glavin	18,318,214	233,983
John G. Weithers	18,316,591	235,606

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
17,940,023	296,119	316,054

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
18,176,872	166,723	209,331

4. To approve a new sub-advisory agreement for the fund between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
17,873,654	311,269	367,374

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes